UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 5, 2007

Hurco Companies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Indiana
(State or Other Jurisdiction of Incorporation)

0-9143                                                            35-1150732
(Commission File Number)                                                 (IRS Employer Identification No.)

One Technology Way
Indianapolis, Indiana                                                     46268
(Address of Principal Executive Offices)                                            (Zip Code)

(317) 293-5309
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors and Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective April 5, 2007, the Board of Directors of Hurco Companies, Inc. (the “Registrant”) elected Philip James to serve as a director. Mr. James is currently President of James Consulting Associates LLC, providing strategic advice to senior management of global manufacturing companies with a special emphasis on China, where he has conducted business extensively for 25 years combined with over 39 years of industry experience. Mr. James has not yet been named to a committee of the board of directors.

A press release regarding Mr. James appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated April 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 2007

HURCO COMPANIES, INC.

By: /s/ Michael Doar
Michael Doar, Chairman and
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.   Description

(d)   Exhibits

BDDB01 4486505v2
99.1 Press Release dated April 5, 2007.